Annual Report
December 31, 1996

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                 COST        VALUE
  ------                                 ----        -----


           CONVERTIBLE SECURITIES -- 48.28%
           CONVERTIBLE CORPORATE BONDS--32.72%
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.73%
$ 400,000  Exide Corporation
             Sub. Deb. Cv.
             2.90%, 12/15/05(e)...  $  246,315  $  242,000
1,150,000  GenCorp Inc. Sub. Deb. Cv.
             8.00%, 08/01/02......   1,147,163   1,311,000
                                    ----------  ----------
                                     1,393,478   1,553,000
                                    ----------  ----------
           AVIATION: PARTS AND SERVICES -- 1.68%
  254,000  Kaman Corporation
             Sub. Deb. Cv.
             6.00%, 03/15/12......     161,057     215,900
1,350,000  UNC Incorporated
             Sub. Deb. Cv.
             7.50%, 03/31/06......     922,807   1,289,250
                                    ----------  ----------
                                     1,083,864   1,505,150
                                    ----------  ----------
           BUILDING AND CONSTRUCTION -- 0.01%
   10,000  Hofi International Finance Ltd.
             Sub. Deb. Cv.
             4.50%, 08/11/08......      12,233      13,000
                                    ----------  ----------
           BUSINESS SERVICES -- 0.86%
  325,000  BBN Corp. Sub. Deb. Cv.
             6.00%, 04/01/12......     317,183     318,500
  850,000  Builders Transport,
             Incorporated
             Sub. Deb. Cv.
             6.50%, 05/01/11......     354,123     456,875
                                    ----------  ----------
                                       671,306     775,375
                                    ----------  ----------
           CABLE DISTRIBUTION -- 0.49%
  250,000  Comcast Corporation
             Sub. Deb. Cv.
             3.375%, 09/09/05.....     245,522     235,315
  400,000  Comcast Corporation
             Sub. Deb. Cv.
             1.125%, 04/15/07.....     234,603     202,500
                                    ----------  ----------
                                       480,125     437,815
                                    ----------  ----------
           COMPUTER SOFTWARE AND SERVICES -- 0.14%
   40,000  Sierra On-Line, Inc.
             Sub. Deb. Cv.
             6.50%, 04/01/01(e)...      38,015     124,800
                                    ----------  ----------
           CONSUMER PRODUCTS -- 4.48%
  600,000  Borden, Inc. Sub. Deb. Cv.
             Zero Cpn. 05/21/02(e)     434,044     444,000
2,800,000  Fieldcrest Cannon, Inc.
             Sub. Deb. Cv.
             6.00%, 03/15/12......   1,883,670   2,121,000
  564,000  Masco Corporation
             Sub. Deb. Cv.
             5.25%, 02/15/12......     387,096     572,460
  200,000  Roadmaster Industries, Inc.
             Sub. Deb. Cv.
             8.00%, 08/15/03......     200,169     148,500
  800,000  Standard Commercial
             Corporation
             Sub. Deb. Cv.
             7.25%, 03/31/07......     634,345     730,000
                                    ----------  ----------
                                     3,539,324   4,015,960
                                    ----------  ----------
           CONSUMER SERVICES -- 2.32%
2,000,000  HSN, Inc. Sub. Deb. Cv.
             5.875%, 03/01/06(e)..   2,000,000   2,080,000
                                    ----------  ----------
           ELECTRONIC EQUIPMENT -- 1.62%
  650,000  Pacific Scientific Company
             Sub. Deb. Cv.
             7.75%, 06/15/03......     605,303     663,000
  381,000  Trans-Lux Corporation
             Sub. Deb. Cv.
             9.00%, 12/01/05......     337,078     388,620
  400,000  Trans-Lux Corporation
             Sub. Deb. Cv.
             7.50%, 12/01/06......     400,000     399,000
                                    ----------  ----------
                                     1,342,381   1,450,620
                                    ----------  ----------
           ENERGY -- 2.14%
1,100,000  Moran Energy Inc.
             Sub. Deb. Cv.
             8.75%, 01/15/08......     757,843     973,500
  600,000  Pennzoil Company
             Sub. Deb. Cv.
             6.50%, 01/15/03......     600,000     948,000
                                    ----------  ----------
                                     1,357,843   1,921,500
                                    ----------  ----------
           ENTERTAINMENT -- 0.87%
  500,000(a)Havas Sub. Deb. Cv.
             3.00%, 12/31/97......      99,482     124,393
  560,000  Savoy Pictures
             Entertainment, Inc.
             Sub. Deb. Cv.
             7.00%, 07/01/03......     493,387     459,200
  450,000  Time Warner Inc.
             LYONS Sr. Sub. Notes Cv.
             Zero Cpn., 06/22/13..     197,688     193,500
    5,000  WMS Industries Inc.
             Sub. Deb. Cv.
             5.75%, 11/30/02......       4,841       4,680
                                    ----------  ----------
                                       795,398     781,773
                                    ----------  ----------
           EQUIPMENT AND SUPPLIES -- 4.27%
1,050,000  Cooper Industries, Inc.
             Sub. Deb. Cv.
             7.05%, 01/01/15......     991,503   1,107,750
  500,000  Fedders Corporation
             Sub. Deb. Cv.
             8.50%, 06/15/12......     340,580     490,000

    The accompanying notes are an integral part of the financial statements.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                               COST        VALUE
   ------                               ----        -----


           CONVERTIBLE CORPORATE BONDS (CONTINUED)
$ 450,000  General Signal Corporation
             Sub. Deb. Cv.
             5.75%, 06/01/02......  $  444,500  $  478,125
  625,000  Intermagnetics General
             Corporation Sub. Deb. Cv.
             5.75%, 09/15/03(e)...     625,000     596,875
1,159,000  Kollmorgen Corporation
             Sub. Deb. Cv.
             8.75%, 05/01/09......     832,939   1,156,105
                                    ----------  ----------
                                     3,234,522   3,828,855
                                    ----------  ----------

           FINANCIAL SERVICES -- 0.62%
  550,000  Advest Group, Inc.
             Sub. Deb. Cv.
             9.00%, 03/15/08......     438,763     558,250
                                    ----------  ----------

           FOOD AND BEVERAGE -- 2.26%
  150,000  Boston Chicken, Inc.
             Sub. Deb. Cv.
             4.50%, 02/01/04......     136,294     189,939
1,050,000  Chock Full o' Nuts Corporation
             Sub. Deb. Cv.
             8.00%, 09/15/06......   1,037,826     992,250
1,005,000  Chock Full o' Nuts Corporation
             Sub. Deb. Cv.
             7.00%, 04/01/12......     758,387     844,200
                                    ----------  ----------
                                     1,932,507   2,026,389
                                    ----------  ----------
           HOTELS/GAMING -- 0.81%
  700,000  Hilton Hotels Corporation
             Sub. Deb. Cv.
             5.00% 05/15/06.......     700,000     724,500
                                    ----------  ----------

           METALS AND MINING -- 0.40%
  450,000  Coeur d'Alene Mines
             Corporation
             Sub. Deb. Cv.
             6.00%, 06/10/02......     413,035     357,525
                                    ----------  ----------

           PAPER AND FOREST PRODUCTS -- 0.26%
  200,000  Riverwood International
             Corporation
             Sub. Deb. Cv.
             6.75%, 09/15/03......     199,664     230,890
                                    ----------  ----------

           PUBLISHING -- 2.52%
  700,000  News American Holdings
             Incorporated Sub. Deb. Cv.
             Zero Cpn., 03/31/02..     469,705     640,500
1,600,000  Thomas Nelson Inc.
             Sub. Deb. Cv.
             5.75%, 11/30/99(e)...   1,632,168   1,616,000
                                    ----------  ----------
                                     2,101,873   2,256,500
                                    ----------  ----------

           REAL  ESTATE /  DEVELOPMENT  -- 0.09%
  125,000  Rockefeller  Center
             Properties Inc.
             Sub. Deb. Cv.
             Zero Cpn., 12/31/00..      77,207      75,785
                                    ----------  ----------
           RETAIL -- 3.31%
  146,000  Farah U.S.A., Inc.
             Sub. Deb. Cv.
             8.50%, 02/01/04 .....     132,173     102,200
  380,000  Food Lion, Inc.
             Sub. Deb. Cv.
             5.00%, 06/01/03(e)...     377,060     467,400
2,000,000  General Host Corporation
             Sub. Deb. Cv.
             8.00%, 02/15/02......   1,944,230   1,548,750
  600,000  Ingles Markets, Incorporated
             Sub. Deb. Cv.
             10.00% 10/15/08......     601,605     765,000
  110,000  Sports & Recreation, Inc.
             Sub. Deb. Cv.
             4.25%, 11/01/00......     107,320      81,950
                                    ----------  ----------
                                     3,162,388   2,965,300
                                    ----------  ----------

           TELECOMMUNICATIONS -- 0.99%
8,000,000(b)Softe SA Sub. Deb. Cv.
             4.25%, 07/01/98......     480,253     886,695
                                    ----------  ----------

           TRANSPORTATION -- 0.61%
  500,000  Greyhound Lines Inc.
             Sub. Deb. Cv.
             8.50%, 03/31/07......     321,670     446,250
  150,000  WorldCorp, Inc. Sub. Deb. Cv.
             7.00%, 05/15/04......     119,027     102,750
                                    ----------  ----------
                                       440,697     549,000
                                    ----------  ----------






           WIRELESS COMMUNICATIONS -- 0.24%
  300,000  COMCAST Cellular Communications
             Inc. Ser. A Redeemable Notes,
             Zero Cpn., 03/05/00..     211,543     217,125
                                    ----------  ----------
           TOTAL CONVERTIBLE
            CORPORATE BONDS ......  26,106,419  29,335,807
                                    ----------  ----------


           CONVERTIBLE PREFERRED STOCKS -- 15.56%
           AUTOMOBILE MANUFACTURERS -- 0.58%
    5,000  Ford Motor Company
             $4.20 Cv. Pfd. Ser. A     451,100     518,750
                                    ----------  ----------

           AVIATION: PARTS AND SERVICES -- 0.55%
    9,000  Kaman Corporation 6.50%
             Cv. Pfd. Ser. 2......     296,013     492,750
                                    ----------- ----------
           BROADCASTING -- 0.63%
   10,000  Granite Broadcasting
             Corporation
             $1.938 Cv. Pfd. .....     668,100     565,000
                                    ----------- ----------


    The accompanying notes are an integral part of the financial statements.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                               COST        VALUE
   ------                               ----        -----


           CONVERTIBLE PREFERRED STOCKS (CONTINUED)
           CABLE DISTRIBUTION -- 0.15%
    6,500  Cablevision Systems
             Corporation
             8.50% Pfd. Ser. I....   $ 159,964  $ 133,250
                                    ---------- ----------


           CONSUMER PRODUCTS -- 0.43%
    4,500  Fieldcrest Cannon, Inc.
             $3.00 Cv. Pfd.
             Ser. A ..............     188,810    176,625
   28,000  Kerr Group, Inc. CI. B
             $1.70 Cv. Pfd.
             Ser. D ..............     495,938    213,500
                                    ---------- ----------
                                       684,748    390,125
                                    ---------- ----------


           DIVERSIFIED INDUSTRIAL -- 1.76%
   25,000  GATX Corporation
             $3.875 Cv. Pfd.......   1,104,163   1,459,375
    1,000  GATX Corporation
             $2.50 Cv. Pfd........      65,400     122,000
                                    ----------  ----------
                                     1,169,563   1,581,375
                                    ----------  ----------
           ENERGY -- 2.34%
    6,000  Atlantic Richfield Company
             $2.80 Cv. Pfd........   1,600,963   1,980,000
    2,500  McDermott International, Inc.
             Pfd. A...............      70,287      67,500
    2,000  Santa Fe Energy Resources,
             Inc.
             7.00% Ser............      48,600      46,250
                                    ----------  ----------
                                     1,719,850   2,093,750
                                    ----------  ----------


           EQUIPMENT AND SUPPLIES -- 3.55%
   29,000  Navistar International
             Corporation
             $6.00 Cv. Pfd.
             Ser. G ..............   1,441,945   1,638,500
   22,000  Sequa Corporation
             $5.00 Cv. Pfd........   1,663,818   1,540,000
                                    ----------  ----------
                                     3,105,763   3,178,500
                                    ----------  ----------


           PUBLISHING -- 0.63%
   10,000  Golden Books Family
             Entertainment, Inc.
             8.75% Cv. Pfd(e).....     500,000     567,500
                                    ----------  ----------


           REAL ESTATE / DEVELOPMENT -- 0.64%
    9,058  Catellus Development
             Corporation
             $3.75 Cv. Pfd.
             Ser. A ..............     476,074     575,185
                                    ----------  ----------


           TELECOMMUNICATIONS -- 1.36%
    3,000  Sprint Corporation
             $1.50 Cv. Pfd.
             Ser. 1 ..............     301,100     369,000


    2,200  Sprint Corporation
             $1.50 Cv. Pfd.
             Ser. 2 ..............     187,510     270,600
    8,000  Sprint Corporation
             8.25% Cv. Pfd........     255,000     287,000
    4,000  TCI Communications Inc.
             4.25% Cv. Pfd.
             Ser. A ..............     177,465     155,500
    1,500  TCI Pacific Communications
             Inc. 5.00% Cv. Pfd...     134,838     137,065
                                    ----------  ----------
                                     1,055,913   1,219,165
                                    ----------  ----------

           WIRELESS COMMUNICATIONS -- 2.94%
   47,000  AirTouch Communications
             6.00% Cv. Pfd.
             Cl. B. ..............   1,344,098   1,280,750
   29,999  AirTouch Communications
             4.25% Cv. Pfd.
             Cl. C. ..............   1,396,180   1,357,455
                                    ----------  ----------
                                     2,740,278   2,638,205
                                    ----------  ----------

           TOTAL CONVERTIBLE
            PREFERRED STOCKS .....  13,027,366  13,953,555
                                    ----------  ----------










           COMMON STOCKS -- 15.95%
           AVIATION: PARTS AND SERVICES -- 1.07%
   25,700  Hudson General
             Corporation .........     851,581     957,325
                                    ----------  ----------

           BROADCASTING -- 2.33%
   10,000  The Providence Journal
             Company+.............      295,500     306,250
   50,000  Renaissance Communications
             Corp.+...............    1,752,500   1,787,500
                                     ----------  ----------
                                      2,048,000   2,093,750
                                     ----------  ----------
           ENERGY -- 0.44%
    4,000  Exxon Corporation......      237,758     392,000
                                     ----------  ----------

           FINANCIAL SERVICES -- 1.22%
   63,000  Alexander & Alexander
             Services, Inc........    1,082,025   1,094,625
                                     ----------  ----------
           FOOD-RETAIL -- 0.41%
   29,729  Ingles Markets, Inc. Cl A(d) 333,560     371,613
                                     ----------  ----------

           HEALTH CARE -- 0.90%
   15,000  Genentech, Inc.+.......      719,240     804,375
                                     ----------  ----------
           METALS & MINING -- 0.77%
   24,499  Freeport-McMoran Copper
             & Gold, Inc..........      693,325     689,077
                                     ----------  ----------
           REAL ESTATE/DEVELOPMENT -- 0.09%
   15,581  Wharf Capital
             International Ltd. ..       57,177      77,765
                                     ----------  ----------


    The accompanying notes are an integral part of the financial statements.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

  PRINCIPAL
  AMOUNT OR
   SHARES                                COST        VALUE
   ------                                ----        -----


           COMMON STOCKS (CONTINUED)

           SPECIALITY-CHEMICALS -- 8.49%
   125,000 Loctite Corp.             $ 7,606,875  $ 7,609,375
                                      ----------   ----------

           TELECOMMUNICATIONS -- 0.23%
     6,900 Pacific Telecom, Inc. (c)     206,845      207,000
                                      ----------   ----------
           TOTAL COMMON STOCKS ...    13,836,386   14,296,905
                                      ----------   ----------

           CORPORATE BONDS -- 0.48%
           WIRELESS COMMUNICATIONS -- 0.48%
   600,000 COMCAST Cellular
             Communications Inc.
             Ser. B  Redeemable Notes,
             Zero Cpn., 03/05/00..       454,755      435,000
                                      ----------   ----------
           TOTAL CORPORATE BONDS..       454,755      435,000
                                      ----------   ----------
           U.S. GOVERNMENT OBLIGATIONS -- 37.42%
33,700,000 U.S. Treasury Bills,
             4.80% to 5.00%,
             Due 01/09/97 to 02/13/97 33,550,836   33,550,836
                                      ----------   ----------

           TOTAL U.S. GOVERNMENT
            OBLIGATIONS ..........    33,550,836   33,550,836
                                      ----------   ----------

           TOTAL INVESTMENTS --
            102.13% ..............    86,975,762*  91,572,103
                                      ==========
           SECURITIES SOLD SHORT -- (0.41)%

                                      PROCEEDS
                                      --------

    29,729 Ingles Markets, Inc. Cl A      499,623    (371,613)

           LIABILITIES, IN EXCESS OF
            OTHER ASSETS-- (1.72)%     (1,541,199)
                                       ----------
           NET ASSETS-- 100.00%  ...  $89,659,291
             (8,092,945 SHARES        ===========
             OUTSTANDING)


            NET ASSET VALUE PER SHARE                  $11.08
                                                       ======

----------------
(a) - Principal amount denoted in French Francs.
(b) - Principal amount denoted in Italian Lira.
(c) - Fair valued as determined by Board of Directors.
(d) - Segregated as collateral for securities sold short.
(e) - Security exempt from registration under Rule 144A of the Securities Act of
      1933.   These   securities  may  be  resold  in  transactions  exempt from registration, normally to qualified institutional buyers. At December 31, 1996, Rule 144A securities amounted to $6,138,575 or 6.8% of net assets.
*     For Federal income tax purposes:
         Aggregate cost ..................   $86,975,762
                                              ==========
         Gross unrealized appreciation ...   $ 6,049,505
         Gross unrealized depreciation ...    (1,453,164)
                                              ----------
         Net unrealized appreciation .....   $ 4,596,341
                                              ==========
+   Non-income producing security.


    The accompanying notes are an integral part of the financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value
    (Cost $86,975,762) ..................  $91,572,103
  Cash ..................................      466,644
  Receivable for investments sold .......      480,081
  Deposits with brokers for securities
    sold short ..........................      499,623
  Accrued interest receivable ...........      515,175
  Dividends receivable ..................      142,160
                                           -----------
    Total Assets ........................   93,675,786
                                           -----------
LIABILITIES:
  Payable to Advisor ....................       77,053
  Payable for investments purchased .....    1,578,380
  Securities sold short, at value
    (proceeds: $499,623) ................      371,613
  Dividends payable .....................    1,917,853
  Other accrued expenses ................       71,596
                                           -----------
    Total Liabilities ...................    4,016,495
                                           -----------
      NET ASSETS for 8,092,945 shares
        outstanding .....................   89,659,291
                                           ===========
NET ASSETS CONSIST OF:
  Capital Stock, at par value ...........        8,093
  Additional paid-in capital ............   85,233,814
  Distributions in excess of net
    investment income ...................     (241,821)
  Distributions in excess of net realized
    gains ...............................      (64,030)
  Net unrealized appreciation
    on investments and assets and liabilities
    denominated in foreign currencies ...    4,723,235
                                           -----------
      NET ASSETS ........................  $89,659,291
                                           ===========
NET ASSET VALUE .........................  $     11.08
                                           ===========

(100,000,000 shares authorized of $0.001 par value)
($89,659,291 / 8,092,945 shares outstanding)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

 INCOME:
  Interest ..............................   $4,267,896
  Dividends (net of foreign taxes
    of $4,840) ..........................    1,006,328
                                            ----------
    Total Income ........................    5,274,224
                                            ----------
EXPENSES:
  Investment advisory fee ...............      912,913
  Transfer and shareholder
     servicing agent ....................      125,587
  Printing and mailing ..................      124,525
  Directors' fees and expenses ..........       39,985
  Legal and audit fees ..................       38,827
  Custodian fees and expenses ...........       32,125
  Miscellaneous .........................       49,590
                                            ----------
    Total expenses ......................    1,323,552
                                            ----------
  Net Investment Income .................    3,950,672
                                            ----------


NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:

  Net realized gain on investments ......    1,925,851
  Net realized gain on futures ..........       57,335
  Net change in unrealized appreciation .      536,303
                                            ----------
  Net gain on investments ...............    2,519,489
                                            ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .....................   $6,470,161
                                            ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEAR ENDED                    YEAR ENDED
                                                                     DECEMBER 31, 1996             DECEMBER 31, 1995
                                                                     ----------------              ----------------
INCREASE (DECREASE) IN NET ASSETS:
  Net investment income ..........................................     $ 3,950,672                    $ 4,292,816
  Net realized gain on investments ...............................       1,925,851                      4,571,863
  Net realized gain (loss) on futures.............................          57,335                        (50,494)
  Net change in unrealized appreciation ..........................         536,303                      4,841,264
                                                                       -----------                    -----------
  Net increase (decrease) in net assets resulting from operations.       6,470,161                     13,655,449
                                                                       -----------                    -----------
  Distributions from net investment income........................      (3,950,672)                    (4,292,816)
  Distributions from net realized gains...........................      (1,982,772)                    (4,521,369)
  Distributions in excess of net investment income................         (14,871)                      (174,475)
  Distributions in excess of net realized gains...................              --                        (65,122)
  Distributions from paid-in capital..............................              --                       (253,089)
                                                                       -----------                    -----------
                                                                        (5,948,315)                    (9,306,871)
                                                                       -----------                    -----------
  Share transactions-- net........................................              --                    (27,301,497)
                                                                       -----------                    -----------
    Net increase (decrease) in net assets.........................         521,846                    (22,952,919)
NET ASSETS:
  Beginning of year...............................................      89,137,445                    112,090,364
                                                                       -----------                    -----------
  End of year.....................................................     $89,659,291                   $ 89,137,445
                                                                       ===========                   ============

    The accompanying notes are an integral part of the financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
   The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES
   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies followed by the Fund.

   SECURITY VALUATION. Readily marketable securities traded on a national securities exchange or admitted to trading on the NASDAQ National Market List are valued at the last reported sales price on the business day as of which such value is determined. Securities for which no sale was reported on that date and over-the-counter securities not included in the NASDAQ National Market List are valued at the mean between the last bid and asked prices. United States government obligations and other debt instruments having 60 days or fewer remaining until maturity are stated at amortized cost (which approximates market value). Debt instruments having a remaining maturity of more than 60 days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the direction of the Fund's Board of Directors, designed to reflect in good faith the fair value of such securities.

   FOREIGN CURRENCY. The books and records of the Fund are maintained in United States ( U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in the value of foreign currencies and net other assets have been included in unrealized appreciation / depreciation on investments. Realized gains and losses on investments include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest, dividends, and expenses originally recorded on the books of the Fund and the amounts actually received or paid.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are, in the opinion of Fund management, economically appropriate to the reduction of risks involved in the management of the Fund. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation / (depreciation) is shown in the financial statements.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

   SHORT SALES. The Fund may make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in positions in the same or similar securities. A short sale is a transaction in which the Fund sells securities it may or may not own in anticipation of a decline in the market price of the securities. To complete a short sale on securities that it may or may not own, the Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund must pay any dividends or interest payable on securities while those securities are in a short position.

   Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited and therefore exceed the liability reflected in the financial statements, whereas losses from purchases can equal only the total amount invested.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates) with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, temporary differences and differing characterization of distributions made by the Fund. Tax basis return of capital distributions have been recorded as an adjustment to paid-in capital.

   FEDERAL INCOME TAXES. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

3. CAPITAL STOCK TRANSACTIONS
   The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                              YEAR ENDED                         YEAR ENDED
                                                           DECEMBER 31, 1996                  DECEMBER 31, 1995
                                                       ------------------------           -------------------------
                                                        SHARES          AMOUNT             SHARES          AMOUNT
                                                       ---------      ----------          ---------      ----------
Shares sold...................................                --             $--            229,155       $2,489,821
Shares redeemed...............................                --              --         (2,712,960)     (29,791,318)
                                                       ---------      ----------          ---------       ----------
  Net decrease................................                 0               0         (2,483,805)     (27,301,497)
                                                       =========      ==========          =========       ==========

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities for the year ended December 31, 1996, other
than  U.S.  government   obligations  and  short-term   securities,   aggregated
$65,384,730 and $85,189,622, respectively.

5. INVESTMENT  ADVISORY  CONTRACT
   The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of such officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

6. TRANSACTIONS WITH AFFILIATES
   The Fund paid brokerage commissions during the year ended December 31, 1996 of $7,212 to Gabelli & Company, Inc. and its affiliates.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year ended December 31:


                                                                 1996        1995        1994       1993      1992
                                                                 -----       -----       -----      -----     -----
OPERATING PERFORMANCE:
  Net asset value, beginning of period ....................    $ 11.01      $ 10.60    $ 11.52    $ 11.45    $ 10.91
                                                               -------      -------    -------    -------    -------
  Net investment income ...................................       0.49         0.53       0.69       0.76       0.65
  Net realized and unrealized gain (loss) on securities ...       0.31         1.03      (0.71)      0.74       0.76
                                                               -------      -------    -------    -------    -------
  Total from investment operations ........................       0.80         1.56      (0.02)      1.50       1.41
                                                               -------      -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from net investment income ....................      (0.49)       (0.53)     (0.69)     (0.76)     (0.65)
  Distributions from net realized gain on investments .....      (0.24)       (0.56)     (0.21)     (0.67)     (0.22)
  Distributions in excess of net investment income ........         --        (0.02)        --         --         --
  Distributions in excess of net realized gains ...........         --        (0.01)        --         --         --
  Distributions from paid-in capital ......................         --        (0.03)        --         --         --
                                                               -------      -------    -------    -------    -------
  Net asset value, end of period ..........................    $ 11.08      $ 11.01    $ 10.60    $ 11.52    $ 11.45
                                                               =======      =======    =======    =======    =======
  Market value, end of period .............................    $  9.25      $ 10.75         --         --         --
                                                               =======      =======    =======    =======    =======
  Total Net Asset Value Return+(a) ........................        8.4%        15.0%     (0.2)%      13.1%      13.0%
  Total Investment Return+(b) .............................      (7.3)%        12.3%        --         --         --
RATIOS TO AVERAGE NET ASSETS / SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ................    $89,659      $89,137   $112,090   $108,674    $92,541
  Ratio of operating expenses to average net assets (c) ...       1.45%        1.56%      1.31%      1.38%      1.40%
  Ratio of net investment income to average net assets ....       4.33%        4.60%      4.77%      4.58%      5.53%
  Portfolio Turnover Rate .................................        114%         140%        67%        45%        32%
  Average Commission Rate(d) ..............................    $0.0423           --         --         --         --

--------------------------------------------------------------------------------
+  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period  reported and includes  reinvestment of distributions.
(a)Based  on net  asset  value  per  share,  adjusted  for  reinvestment  of all distributions.
(b)Based on net asset  value  per share  through  March  31,  1995,  the date of conversion of the Fund to  closed-end  status,  and market value  thereafter, adjusted for reinvestment of all distributions.
(c)Includes,  for 1995, a current period expense  associated with the conversion of the Fund to closed-end status.  Without the conversion expense, this ratio would have been 1.28% in 1995.
(d)For fiscal years  beginning on or after September 1, 1995, a fund is required to disclose  its average  commission  rate paid per share for  purchases  and sales of investment securities.

    The accompanying notes are an integral part of the financial statements.



REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible Securities Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York
February 27, 1997

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
                               CALENDAR YEAR 1996


CASH DIVIDENDS AND DISTRIBUTIONS

                                         TOTAL AMOUNT         ORDINARY            LONG-TERM           DIVIDEND
    PAYABLE             RECORD               PAID            INVESTMENT            CAPITAL          REINVESTMENT
     DATE                DATE              PER SHARE           INCOME               GAINS               PRICE
 ------------        ------------        ------------       ------------        ------------        ------------
    03/25/96           03/11/96             $0.1200             $0.1200            $0.0000            $10.4050
    06/24/96           06/17/96              0.1200              0.1200             0.0000             10.1689
    09/23/96           09/16/96              0.1200              0.1200             0.0000              9.7321
    12/27/96           12/19/96              0.3750              0.2716             0.1034              9.5050
                                           --------             -------            -------
                                            $0.7350             $0.6316            $0.1034

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1996 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.


RETURN OF CAPITAL

     The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. This amount will be reflected on Form 1099-DIV. If the amount of the non-taxable portion exceeds your tax basis, the excess will be taxable as a capital gain.


CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. TREASURY SECURITIES INCOME

     The Fund paid to shareholders net investment income dividends of $0.0931 per share on March 25, 1996, $0.0931 per share on June 24, 1996, $0.0931 per share on September 23, 1996 and $0.2107 per share on December 27, 1996. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 19.83% for all such dividends paid in 1996. The percentage of the ordinary income dividends paid by the Fund during 1996 derived from U.S. Treasury Securities was 27.59%.


                         HISTORICAL DISTRIBUTION SUMMARY

                                       SHORT-            LONG-
                                        TERM             TERM                                              ADJUSTMENT
     ANNUAL        INVESTMENT          CAPITAL          CAPITAL         RETURN OF           TOTAL              TO
     SUMMARY        INCOME(A)          GAIN(A)           GAINS         CAPITAL (B)      DISTRIBUTIONS      COST BASIS
  ------------    ------------      ------------     ------------     ------------      ------------      ------------
1996 .........        $0.4900           $0.1416          $0.1034            --              $0.7350            --
1995 .........         0.5574            0.2041           0.3595          $0.0290            1.1500          $0.0290-
1994 .........         0.5730            0.1150           0.2120              --             0.9000               --
1993 .........         0.5610            0.2000           0.6640              --             1.4250               --
1992 .........         0.6540            0.0900           0.1320              --             0.8760               --
1991 .........         0.7060            0.1120           0.0470              --             0.8650               --
1990 .........         0.6900               --               --               --             0.6900               --
1989 .........         0.1150               --               --               --             0.1150               --
------------

(a)Taxable as ordinary income for Federal tax purposes.
(b)Non-taxable.
-  Decrease in cost basis.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
It is the policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about 15th of each month beginning in April 1996. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charges for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.


--------------------------------------------------------------------------------
For the one year period through March 31, 1998, Gabelli Funds, Inc. has arranged for registered shareholders to have the opportunity to purchase shares of the Convertible Securities Fund through our Voluntary Cash Purchase Plan at no commission.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Annual Meeting of the Convertible Securities Fund Stockholders will be held at 12:00 P.M. on Monday, May 12, 1997, at the Cole Auditorium, Greenwich Public Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434
DIRECTORS

Mario J. Gabelli, CFA
  PRESIDENT AND CHIEF INVESTMENT OFFICER

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita, P.C.
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthony C. van Ekris
  MANAGING DIRECTOR
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN & CHIEF EXECUTIVE OFFICER,
  THE LEHIGH GROUP, INC.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Douglas Neviera
  ASSISTANT VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom

STOCK EXCHANGE LISTING
NYSE--Symbol:  GCV
Shares Outstanding 8,092,945

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.




--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit our Internet homepage at: http://www.gabelli.com, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares
--------------------------------------------------------------------------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434
                     PHONE: 1-800-GABELLI (1-800-422-3554)
              Fax: 1-914-921-5118 Internet: http://www.gabelli.com
                         e-mail: closedend@gabelli.com